UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 16, 2005

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York		10005

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement

     On March 10, 2005, the Compensation Committee of the Board of Directors of Assurant, Inc. (the “Company”) established performance goals and target short-term incentive awards for executive officers for fiscal year 2005 under the Executive Management Incentive Plan (the “Plan”). The final value of such awards will be determined pursuant to four equally-weighted factors: (a) earnings per share, determined using net operating income, (for those in a Business Unit, Net Operating Income of the Business Unit) (b) return on equity, determined using net operating income and equity excluding accumulated other comprehensive income, (for those in a Business Unit, return on equity of the Business Unit) (c) compliance with Section 404 of the Sarbanes-Oxley Act, as determined by the Audit Committee, and (d) Company growth performance, determined as a weighted average of the results of certain emphasized lines of business in each business unit, measured with respect to a new sales measure and/or GAAP revenue (for those in a Business Unit, growth performance of the Business Unit.) Net operating income will be normalized for the effect of acquisitions, divestitures, changes in accounting principles, and other significant events, and, for those in a Business Unit, for the economic effect of the variance of plan versus actual allocated equity.

     The performance of the Company, or of a Business Unit, as so determined, will constitute the “corporate” component of performance evaluation for all officers. Officers below the Executive Management Committee level may have other measures included in their evaluation.

     Target awards, expressed as a percentage of base salary for various performance levels, were established for each participant. Actual bonuses payable for fiscal year 2005 (if any) will vary depending on the extent to which actual performance meets, exceeds, or falls short of the applicable performance goals. Performance against the criteria is measured on a five-point scale, as follows:

Level of Performance	Bonus Value
Distinguished	2.0 x target bonus
Commendable	1.5 x target bonus
Competent	1.0 x target bonus
Adequate	0.5 x target bonus
Provisional	0.0 x target bonus

     On March 10, 2005, the Compensation Committee also approved the annual base salaries for Assurant’s named executive officers. The following table sets forth the current base salary and target short-term incentive award for 2005 for such named executive officers:

			2005 Target
			Short-Term
			Incentive Award
Name	Position	2005 Base Salary	(% of Base Salary)
J. Kerry Clayton	President & CEO, Assurant, Inc.	$873,500	100%
Robert B. Pollock	Executive Vice President & CFO, Assurant, Inc.	$692,000	100%
Philip Bruce Camacho	Executive Vice President, Assurant, Inc. and President & CEO of Assurant Solutions	$585,000	75%
Lesley G. Silvester	Executive Vice President, Assurant, Inc.	$461,500	85%
Donald Hamm	Executive Vice President, Assurant, Inc. and President & CEO, Assurant Health	$450,000	75%

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
Date: March 16, 2005	By:	/s/ Douglas R. Lowe
		Name:	Douglas R. Lowe
		Title:	Vice President and Corporate Counsel

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